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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   May 4, 2000

                Date of report (Date of earliest event reported)


                               ==================

                               INSWEB CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                          0-26083                 94-3220479
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                               Identification No.)



               901 Marshall Street, Redwood City, California 94063
                    (Address of principal executive offices)



                                 (650) 298-9100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

A copy of the press release issued by InsWeb Corporation, a Delaware corporation (the "Company") on April 18, 2000 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)   Exhibits

99.1              Press Release issued by the Company on April 18, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


InsWeb Corporation
------------------
(Registrant)

Dated:  May 4, 2000                      By: /s/ Marian Taylor
                                         ---------------------------
                                         Name: Marian Taylor
                                         Title: Senior Vice President, Secretary





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                                       EXHIBIT INDEX


Exhibit No.             Description

99.1                    Press Release issued by the Company on April 18, 2000